Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
Commitments and contingencies
8.	Commitments and contingencies

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claims, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable.

The Company entered into a 10-month consultant agreement with a third party on August 1, 2022 to assist the Company in planning, coordination and implementation of corporate development as well as capital financing strategies. There are two components of this service agreement, first component is fixed fee amounted HKD 1,000,000 (US$128,205), payable with 5 working days upon successful listing. This amount has been accrued during six months period ended June 30, 2023, and the second component is stock option. The option is contingent upon the occurrence of a future event, i.e., successful initial public offering. The Company will grant   the consultant stock option equivalent to 4% of total number of shares of the Company before public offering with the exercise price at 50% discount of the public offering price.

As the compensation cost is contingent upon the occurrence of a performance condition (i.e., the successful initial public offering), the compensation cost shall not be recognized until the performance condition becomes probable in accordance with ASC 718-10-30-28.

Upon the initial public offering completed on April 18, 2024, the Company paid up the fixed fee of US$128,205 and the stock option was vested to the consultant. The fair value of this stock option recognised on April 18, 2024 is US$470,148.

In the opinion of management, there were no pending or threatened claims and litigation as of December 31, 2023 and through the issuance date of these consolidated financial statements.